TABLE OF CONTENTS

   USAA Family of Funds                                                 1
   Message from the President                                           2
   Investment Review                                                    4
   Message from the Managers                                            5
   Financial Information:
      Distributions to Shareholders                                     8
      Independent Auditors' Report                                      9
      Statement of Assets and Liabilities                              10
      Portfolio of Investments in Securities                           11
      Notes to Portfolio of Investments in Securities                  19
      Statement of Operations                                          20
      Statements of Changes in Net Assets                              21
      Notes to Financial Statements                                    22


                           IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA World Growth Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.


                  USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of June 30, 1997.



                                                              Average Annual Total Return(%)*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception
            ---------                     ----         ----         -----        ------        ---------
  Capital Appreciation
  ====================
  Aggressive Growth                     10/19/81       -1.72        18.38         10.88           -
  Emerging Markets(1)                    11/7/94       15.35         -             -             10.25
  Gold(1)                                8/15/84      -22.26         3.54         -4.75           -
  Growth                                  4/5/71       21.60        16.94         11.97           -
  Growth & Income                         6/1/93       31.29         -             -             18.53
  International(1)                       7/11/88       21.81        15.39          -             11.77
  S&P 500 Index(4)(+)                     5/1/96       34.59         -             -             33.24
  World Growth(1)                        10/1/92       21.85         -             -             15.50

  Asset Allocation
  =================
  Balanced Strategy(1)                    9/1/95       22.38         -             -             15.48
  Cornerstone Strategy(1)                8/15/84       20.45        14.33          9.22           -
  Growth and Tax Strategy(2)**           1/11/89       15.72        11.23          -             10.45
  Growth Strategy(1)                      9/1/95       15.37         -             -             21.37
  Income Strategy                         9/1/95       14.48         -             -             10.36

  Income - Taxable
  ================
  GNMA                                    2/1/91        9.37         6.85          -              7.67
  Income                                  3/4/74        8.21         7.44          9.45           -
  Income Stock                            5/4/87       20.77        14.21         12.89           -
  Short-Term Bond                         6/1/93        7.71         -             -              5.69

  Income - Tax Exempt
  ===================
  Long-Term(2)**                         3/19/82        9.22         6.71          8.09           -
  Intermediate-Term(2)**                 3/19/82        8.20         6.76          7.54           -
  Short-Term(2)**                        3/19/82        5.50         4.80          5.59           -
  California Bond(2)**                    8/1/89        8.90         7.13          -              7.58
  Florida Tax-Free Income(2)**           10/1/93        9.79         -             -              4.29
  New York Bond(2)**                    10/15/90        8.86         6.46          -              8.31
  Texas Tax-Free Income(2)**              8/1/94       10.37         -             -              9.24
  Virginia Bond(2)**                    10/15/90        8.50         6.93          -              8.08

  Money Market
  ============
  Money Market(3)                         2/2/81        5.28         4.48          5.80           -
  Tax Exempt Money Market(2),(3)**        2/6/84        3.36         3.04          4.15           -
  Treasury Money Market Trust(3)          2/1/91        5.13         4.28          -              4.38
  California Money Market(2),(3)**        8/1/89        3.29         2.94          -              3.62
  Florida Tax-Free Money Market(2),(3)** 10/1/93        3.26         -             -              3.04
  New York Money Market(2),(3)**        10/15/90        3.21         2.82          -              3.08
  Texas Tax-Free Money Market(2),(3)**    8/1/94        3.31         -             -              3.33
  Virginia Money Market(2),(3)**        10/15/90        3.22         2.87          -              3.20




Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(4) S&P 500(Registered Trademark) is a trademark of The  McGraw-Hill  Companies,
    Inc., and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

* Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.
+  Includes account maintenance fee through December 31, 1996.



                            MESSAGE FROM THE PRESIDENT

(PHOTO OF THE PRESIDENT, MICHAEL J. C. ROTH, APPEARS HERE)

I HAVE A FEELING
  THAT WE WILL REMEMBER 1997

The year began with an atmosphere of looking over your shoulder. The market had risen about 61% in two years and all history told us that was unusual. Then it advanced another 10% in January and February, before it encountered a loss of confidence. By April it had lost all of the advance for this year(1) and it felt so shaky that I sent shareholders a letter encouraging them to remember how important we think asset allocation is in establishing your level of risk. But by the time that letter arrived in early May the market was again setting record highs. Indeed, one shareholder wrote me asking, "Why did you send this letter?"

The market has now driven upward to a return of 20% for the year, but as I write this, it has fallen 192 points on the Dow; its second worst one-day decline in points.

It would not be unusual if the market were to finish 1997 with a return well below that of '95 and '96. We believe that the long-term return on the stock market is around 10% to 12%.(2) Years such as '95 and '96 are necessary to achieve such a long-term record, but by themselves they are exceptional. It is important that investors have a position in stocks, but the risk that such a position carries should, for most people, be offset by holding some different assets including fixed income securities. Most of the funds in the USAA Investment Trust are structured like that.

The Roth family will remember 1997 for another reason. We have a new granddaughter, Katharine Sophia Broyles, who was born on January 3. She now has an InveStart(Registered Trademark) account in the Cornerstone Strategy Fund, our oldest asset strategy fund. I am confident that our monthly additions to that account has the potential to build a meaningful college fund for her, regardless of what 1997 serves up.

Sincerely,


Michael J.C. Roth
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


Past performance is no guarantee of future results.

A systematic plan, such as InveStart, does not assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue purchases through periods of low and high price levels.

(1) S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

(2) Source: (Copyright) Computed using data from Stocks, Bonds, Bills & Inflation 1997 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex Sinquefield). Used with permission. All rights reserved.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.


                                INVESTMENT REVIEW

WORLD GROWTH FUND

OBJECTIVE: Capital appreciation.

TYPES OF INVESTMENTS: At least 65 percent of the Fund's assets are invested in common stocks and other equity securities of both foreign and domestic issuers, including securities which are convertible into common stocks and REITs. The remainder of the Fund's assets may be invested in U.S. government guaranteed securities which mature in less than one year and in repurchase agreements collateralized by such securities.


                                                      5/31/97         5/31/96

        Net Assets................................$306.8 MILLION  $267.2 MILLION
        Net Asset Value Per Share.................    $16.84          $15.50

        AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/97
        1 Year............................................................16.52%
        Since inception on October 1, 1992................................14.68%


[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 10/1/92 to 5/31/97, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: USAA World Growth Fund - $18,998, the Morgan Stanley Capital Index - World - $19,332, and the Lipper Global Funds Average - $18,988.]


The graph illustrates how a $10,000 hypothetical investment in the USAA World Growth Fund compared closely to its benchmark, the Morgan Stanley Capital Index
(MSCI)-World, an unmanaged index which reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market, and the Lipper Global Funds Average, an average performance level of all global funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


                          MESSAGE FROM THE MANAGERS

[PHOTO OF PORTFOLIO MANAGERS APPEARS HERE:
FROM L TO R: W. TRAVIS SELMIER, II, CFA (FOREIGN STOCKS), ALBERT C. SEBASTIAN, CFA (FOREIGN STOCKS), DAVID G. PEEBLES, CFA (ALLOCATION MANAGER, FOREIGN STOCKS), AND R. DAVID ULLOM, CFA, (DOMESTIC STOCKS)]

MARKET CONDITIONS
Your Fund's total return of 16.52% has outperformed the Lipper Global Fund Index(1) return of 15.30% for the fiscal year ended May 31, 1997.(2) The performance in most emerging markets, Europe, and the United States has been favorable while the Japanese equity market has continued to underperform.

EUROPE
The European markets provided favorable returns over the period reflecting accelerating earnings growth and further corporate restructuring. We increased our exposure to stocks which benefit from stronger economic growth as well as from increased export opportunities due to a stronger U.S. dollar. Our holdings in Spain, Portugal, the Netherlands, and Switzerland made significant contributions to our European performance.

JAPAN
Since our last report, some political stability has returned and the economic growth has picked up. However, continued problems in the banking system, rising interest rates, and higher equity valuation levels vis-a-vis other developed markets lead us to maintain an underweighted position. We continue to hold large capitalization stocks with an emphasis on export-related companies.

EMERGING MARKETS
Emerging markets have shown some rebound since the beginning of the year, with Latin American and East European markets showing stronger performance than Asian markets. Economic recovery in Argentina and Mexico and economic structural reform in Brazil continue to support those markets. While concerns about the Asian growth miracle have caused worries, we continue to believe that Asian growth prospects are still bright. Hong Kong, China, Taiwan, and Indonesia have remained strong performers, while Thailand, the Philippines, and Korea have suffered because of concerns over currency weakness.


(1) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds.
(2) Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.



UNITED STATES
Over the last six months, the domestic stock weighting in the Fund declined only slightly, from 25% as of November 30, 1996, to 24% as of May 31, 1997. This decline does not reflect a change in our outlook toward U.S. equities.

During this reporting period, we slightly reduced our exposure in Healthcare, Tobacco, Paper & Forest Products, and Specialty Retailing. In turn, weightings were increased in Semiconductors, Communication Equipment, and Banks. Given our increased exposure to technology and technology-related industries, we continue to believe that the future will produce strong earnings growth for these companies.

OUTLOOK
For the balance of 1997, we expect continuing economic improvement with accelerating earnings growth in Europe. In the United States we see slower economic and earnings growth. Japan is still a market with selective opportunities. The continuation of low inflation and good economic growth provides a favorable backdrop for most emerging markets. The portfolio continues to be overweighted in emerging markets, Europe, and other developed markets at the expense of Japan and the United States.


[A pie chart is shown here depicting the Asset Allocation as of May 31, 1997 of the USAA World Growth Fund to be: Netherlands - 3.0%*, Denmark - 3.1%*, Switzerland - 3.8%*, France - 4.5%*, Canada - 4.8%*, United Kingdom - 6.0%*, Japan - 10.5%*, U.S.A. - 23.9%*, and Other - 40.7%*.]

* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.


TOP 10 EQUITY HOLDINGS
(% OF NET ASSETS)
Elf Aquitaine ADS                          1.3
Novartis AG                                1.2
Autoliv SDR                                1.1
Nokia ADS                                  1.1
Telefonica de Espana S.A. ADR              1.0
VA Technologie AG                          1.0
Veba AG                                    1.0
Canadian Occidential                        .9
Canon                                       .9
National Westminister Bank                  .9


TOP 10 INDUSTRIES
(% OF NET ASSETS)
Oil Related                                8.7
Telecommunications Related                 8.0
Bank Related                               7.8
Healthcare Related                         7.7
Retail Related                             5.1
Electronics Related                        3.8
Auto Parts                                 2.9
Computer Software & Services               2.9
Specialized Services                       2.6
Steel                                      2.5

Foreign investing is subject to additional risks, which are discussed in the Fund's prospectus. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign markets.

See page 11 for a complete listing of the Portfolio of Investments in Securities.


                         DISTRIBUTIONS TO SHAREHOLDERS

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 1997. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 1998.

The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries. Per share foreign gross income earned and foreign taxes paid during the fiscal year by the Fund are $.21 and $.03, respectively.

                        Ordinary income                       $ .49 *
                        Long-term capital gains                 .56
                                                              -----
                          Total                               $1.05
                                                              =====

10.63% of ordinary income distributions qualify for deduction by corporations.


* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.


                          INDEPENDENT AUDITORS' REPORT

The Shareholders and the Board of Trustees
USAA INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities and portfolio of investments in securities of the World Growth Fund of USAA Investment Trust as of May 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights information presented in note 8 to the financial statements for each of the periods in the five-year period then ended. These financial statements and the financial highlights information are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights information referred to above present fairly, in all material respects, the financial position of the World Growth Fund of USAA Investment Trust as of May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights information for each of the periods in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                       KPMG PEAT MARWICK LLP

San Antonio, Texas
July 9, 1997

WORLD GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 1997


ASSETS
   Investments in securities, at market value (identified cost of $235,375)                  $  307,638
   Cash                                                                                              48
   Cash denominated in foreign currencies (identified cost of $1,210)                             1,198
   Receivables:
      Capital shares sold                                                                           239
      Dividends and interest                                                                        838
      Securities sold                                                                               940
   Unrealized appreciation on foreign currency contracts held, at value                               3
                                                                                             ----------
         Total assets                                                                           310,904
                                                                                             ----------
LIABILITIES
   Securities purchased                                                                           3,488
   Unrealized depreciation on foreign currency contracts held, at value                               7
   Capital shares redeemed                                                                          276
   USAA Investment Management Company                                                               192
   USAA Transfer Agency Company                                                                      52
   Accounts payable and accrued expenses                                                             90
                                                                                             ----------
         Total liabilities                                                                        4,105
                                                                                             ----------
            Net assets applicable to capital shares outstanding                              $  306,799
                                                                                             ==========
REPRESENTED BY:
   Paid-in capital                                                                           $  224,643
   Accumulated undistributed net investment income                                                1,048
   Accumulated net realized gain on investments                                                   8,861
   Net unrealized appreciation of investments                                                    72,263
   Net unrealized depreciation on foreign currency translations                                     (16)
                                                                                             ----------
            Net assets applicable to capital shares outstanding                              $  306,799
                                                                                             ==========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                               18,221
                                                                                             ==========
   Net asset value, redemption price, and offering price per share                           $    16.84
                                                                                             ==========


See accompanying notes to financial statements.

WORLD GROWTH FUND
PORTFOLIO OF INVESTMENTS IN SECURITIES

May 31, 1997

                                            MARKET
    NUMBER                                  VALUE
   OF SHARES           SECURITY             (000)
   ---------           --------             -------


                  Foreign Securities (72.6%)
                    Foreign Stocks (72.1%)
              Argentina (0.8%)
     26,600   Disco S.A. ADS *            $     898
     15,608   IRSA Inversiones y
               Representaciones S.A. GDS        610
     80,000   Quilmes Industrial (Quinsa)
               S.A. ADS                         930
                                           --------
                                              2,438
                                           --------

              Australia (1.8%)
    120,000   Broken Hill Proprietary Co.
               Ltd.                           1,724
    243,600   CSL Ltd.                        1,494
    275,000   Pasminco Ltd.                     559
    231,500   Village Roadshow Ltd.
               (Preferred)                      591
    144,419   Woodside Petroleum Ltd.         1,219
                                           --------
                                              5,587
                                           --------

              Austria (2.3%)
      3,150   Austria Mikro Systeme
               International AG                 245
     24,000   Boehler Uddeholm AG             1,816
     42,897   VA Stahl AG                     1,935
     17,800   VA Technologie AG               3,146
                                           --------
                                              7,142
                                           --------

              Belgium (1.0%)
      3,662   Colruyt S.A.                    1,473
     20,800   Union Miniere S.A. *            1,674
                                           --------
                                              3,147
                                           --------

              Brazil (2.5%)
 38,780,000   Companhia Energetica de Minas
               Gerais (Cemig) (Preferred)     1,775
     60,000   Multicanal Participacoes S.A.
               ADS (Preferred) *                701
  7,000,000   Petroleo Brasileiro S.A.
               (Preferred)                    1,674
 14,000,000   Telebras PN (Preferred)         1,932
     45,000   Uniao de Bancos Brasileiros
               S.A. (Unibanco) GDR *          1,552
                                           --------
                                              7,634
                                           --------

              Canada (4.8%)
     44,000   Alliance Forest Products,
               Inc.*                          1,059
     93,300   Anderson Exploration Ltd. *     1,236
    375,000   Beau Canada Exploration Ltd.*     928
     59,200   Canadian National Railway Co.   2,472
    125,100   Canadian Occidental
               Petroleum Ltd.                 2,829
    119,400   Gulf Canada Resources Ltd. *    1,080
    185,000   National Bank of Canada         2,176
     76,000   OSF, Inc. *                       685
     17,600   St. Laurent Paperboard, Inc.*     283
     82,400   Suncor, Inc.                    2,042
                                           --------
                                             14,790
                                           --------

              Chile (0.7%)
     17,100   Madeco S.A. ADS                   438
     48,000   Maderas y Sinteticos S.A. ADS     744
     15,000   Sociedad Quimica y Minera
               de Chile S.A. ADS                975
                                           --------
                                              2,157
                                           --------

              China (0.3%)
    265,000   New World
               Infrastructure Ltd.*             826
                                           --------

              Colombia (0.1%)
     75,000   Banco de Colombia GDS             450
                                           --------

              Czech Republic (0.3%)
     21,200   Komercni Banka A.S. GDR           514
      5,700   SPT Telecom A.S. *                525
                                           --------
                                              1,039
                                           --------

              Denmark (3.1%)
     32,500   Carli Gry International A/S     1,947
     43,000   ISS International Service
               System A/S "B" *               1,427
     12,560   Novo Nordisk A/S "B"            1,345
     90,000   SAS Danmark A/S                   919
     22,550   Tele Danmark A/S "B"            1,109
     43,000   Tele Danmark A/S ADS            1,064
     30,000   Unidanmark A/S                  1,567
                                           --------
                                              9,378
                                           --------

              Egypt (0.1%)
     27,100   Suez Cement Co. S.A.E. GDS *      497
                                           --------

              Finland (1.5%)
     53,000   Nokia Corp. ADS                 3,498
     13,760   Raision Tehtaat                 1,122
                                           --------
                                              4,620
                                           --------

              France (4.5%)
      7,600   Accor S.A.                      1,053
     35,000   Bouygues Offshore S.A. ADR *      437
     60,700   Coflexip ADS *                  1,726
     74,800   Elf Aquitaine ADS               3,899
     20,000   Eramet Group                    1,001
      7,000   Essilor International           1,775
     18,500   Louis Dreyfus Citrus *            670
      6,200   Pathe S.A. *                    1,428
     30,000   Valeo S.A.                      1,780
                                           --------
                                             13,769
                                           --------

              Germany (2.3%)
     27,000   Leica Camera AG *                 727
      9,500   Pfeiffer Vacuum Technology
               AG ADS *                         215
     67,700   Rofin-Sinar Technologies,
               Inc.*                          1,049
      4,200   SAP AG                            749
      7,200   SAP AG (Preferred)              1,310
     52,250   Veba AG                         2,953
                                           --------
                                              7,003
                                           --------

              Hong Kong (1.0%)
  1,020,000   Amoy Properties Ltd.            1,158
     49,000   Asia Satellite
               Telecommunications
               Holdings Ltd. ADR              1,354
    486,000   Cosco Pacific Ltd.                696
                                           --------
                                              3,208
                                           --------

              Hungary (0.4%)
     60,000   Mol Magyar Olay Es
               Gazipari GDS                   1,121
                                           --------

              India (0.9%)
     33,000   Hindalco Industries Ltd. GDR    1,089
     75,000   Larsen & Toubro Ltd. GDR          992
     36,900   Videsh Sanchar Nigam
               Ltd. GDR *                       760
                                           --------
                                              2,841
                                           --------

              Indonesia (1.1%)
    156,500   PT Astra International, Inc.      598
  1,208,500   PT Bank Dagang Nasional
               Indonesia                      1,304
    265,500   PT Bank Dagang Nasional
               Indonesia Warrants *             108
    145,000   PT HM Sampoerna                   586
    300,000   PT Jaya Real Property             419
    112,000   PT Modern Photo Film              408
                                           --------
                                              3,423
                                           --------

              Israel (1.2%)
     32,300   Blue Square - Israel Ltd. ADS *   561
     32,800   ECI Telecommunications Ltd.       758
      8,900   Koor Industries Ltd. ADS          156
     35,000   Teva Pharmaceutical
               Industries Ltd. ADR            2,100
                                           --------
                                              3,575
                                           --------

              Italy (2.0%)
     32,700   Eni S.p.A. ADS                  1,660
     13,800   Fila Holdings S.p.A. ADS          588
     55,143   Instituto Bancario San Paulo
               di Torino S.p.A.                 347
     55,100   Instrumentation Laboratory
               S.p.A. ADS *                     217
     27,700   SAES Getters S.p.A. ADR           249
  1,144,000   SEAT S.p.A. *                     340
  1,144,000   SEAT S.p.A. Savings *             220
    632,000   STET S.p.A.                     2,480
                                           --------
                                              6,101
                                           --------

              Japan (10.0%)
     65,000   Bridgestone Corp.               1,468
    105,000   Canon, Inc.                     2,660
     55,000   Daibiru Corp.                     676
    143,000   Hitachi Ltd.                    1,523
     60,000   Honda Motor Co. Ltd.            1,762
     43,000   Hoya Corp.                      1,953
     30,000   Ito-Yokado Co. Ltd.             1,711
     14,000   Kyocera Corp.                   1,009
     78,600   Laox Co. Ltd.                   1,175
    186,000   Minebea Co. Ltd.                1,821
    200,000   Mitsubishi Heavy
               Industries Ltd.                1,439
     63,000   Namco                           2,207
      3,800   Nippon Television Network       1,517
    598,000   NKK Corp.                       1,176
    125,000   Nomura Securities Co. Ltd.      1,481
         39   NTT Data Communications
               Systems Corp.                  1,430
    154,000   Shiseido Co. Ltd.               2,248
    149,000   Terumo Corp.                    2,623
     27,000   Tostem Corp.                      721
                                           --------
                                             30,600
                                           --------

              Korea (0.7%)
     33,000   Korea Electric Power Corp.      1,018
     11,033   Samsung Electronics Co. Ltd.    1,078
                                           --------
                                              2,096
                                           --------

              Malaysia (0.6%)
    110,000   Edaran Otomobil Nasional Bhd      959
    112,000   Telekom Malaysia Bhd              829
                                           --------
                                              1,788
                                           --------

              Mexico (2.0%)
    720,000   Controladora Comercial
               Mexicana, S.A. de C.V.           572
     12,500   Controladora Comercial
               Mexicana, S.A. de C.V. GDR       198
     53,714   Desc, Sociedad de Fomento
               Industrial, S.A. de C.V. ADS   1,430
     82,000   Panamerican Beverages,
               Inc. "A"                       2,378
     87,000   Tubos de Acero de Mexico,
               S.A. ADS *                     1,523
                                           --------
                                              6,101
                                           --------

              Netherlands (3.0%)
     16,400   Akzo Nobel N.V.                 2,181
     21,000   EVC International N.V.            590
     48,650   ING Group N.V.                  2,149
     10,900   Oce-van der Grinten N.V.        1,420
     23,000   Philips Electronics N.V.        1,288
     72,100   Verenigd Besit VNU              1,628
                                           --------
                                              9,256
                                           --------

              Norway (1.4%)
    573,000   Christiania Bank og
               Kreditkasse                    1,970
     99,000   Nycomed ASA                     1,355
     54,400   Schibsted ASA                   1,016
                                           --------
                                              4,341
                                           --------

              Peru (0.3%)
     37,100   Telefonica del Peru S.A.
               "B" ADS                          941
                                           --------

              Philippines (0.3%)
     21,650   Metropolitan Bank and
               Trust Co.                        489
  1,400,000   SM Prime Holdings, Inc.           398
                                           --------
                                                887
                                           --------

              Poland (0.4%)
     80,000   Elektrim S.A.                     714
    115,000   Polifarb-Cieszyn S.A.             649
                                           --------
                                              1,363
                                           --------

              Portugal (1.8%)
     69,200   Banco Totta E Acores S.A.         986
     88,000   Cimentos de Portugal S.A.       1,933
     67,900   Portugal Telecom S.A. ADS       2,614
                                           --------
                                              5,533
                                           --------

              Russia (0.2%)
     36,600   RAO Gazprom ADR                   659
                                           --------

              Singapore (0.7%)
    180,000   Overseas Union Bank Ltd.        1,233
    178,000   Singapore Land Ltd.               909
                                           --------
                                              2,142
                                           --------

              South Africa (1.2%)
     29,299   Ellerine Holdings Ltd.            189
     23,556   Foodcorp Ltd.                     178
    155,100   Gencor Ltd.                       680
    210,030   Malbak Ltd.                       307
     47,317   Nedcor Ltd. GDR                   935
     79,313   New Clicks Holdings Ltd.           89
     34,200   South African Breweries Ltd.      961
     34,633   South African Druggists Ltd.      260
                                           --------
                                              3,599
                                           --------

              Spain (2.4%)
     65,739   Autopistas del Mare
               Nostrum S.A.                     951
     38,000   Corporacion Bancaria
               de Espana S.A.                 1,893
     11,100   Corporacion Mapfre                594
     34,200   Telefonica de Espana S.A. ADR   2,988
     33,948   Vallehermoso S.A.                 857
                                           --------
                                              7,283
                                           --------

              Sweden (2.3%)
     86,000   Autoliv, Inc. SDR *             3,256
     77,500   NK Cityfastigheter AB *           535
     22,600   Nordbanken AB                     700
     89,300   Volvo AB                        2,471
                                           --------
                                              6,962
                                           --------

              Switzerland (3.8%)
        360   Ares-Serono Group S.A.            489
      2,752   Novartis AG                     3,730
     12,600   Oerlikon Buhrle AG *            1,459
      4,300   Selecta Group *                   682
      1,030   SGS Group AG                    2,280
      3,139   Sulzer AG P.C.                  2,469
     49,900   Tag Heuer International
               S.A. ADR *                       711
                                           --------
                                             11,820
                                           --------

              Taiwan (1.1%)
  1,233,075   China Steel Corp.               1,301
    708,241   Far East Department Store *     1,042
    400,000   Microtek International, Inc. *  1,069
                                           --------
                                              3,412
                                           --------

              Thailand (0.1%)
     48,200   Bank Of Ayudhya
               Public Co. Ltd.                  102
    125,000   Finance One Public Co. *           34
                                           --------
                                                136
                                           --------

              Turkey (0.4%)
  4,040,000   Erciyas Biracilik ve Malt
               Sanayi A.S.                      295
  6,005,000   Olmuksa Mukavva Sanayi
               ve Ticaret A.S.                  174
 27,085,085   Yapi Ve Kredi Bankasi A.S.        643
                                           --------
                                              1,112
                                           --------

              United Kingdom (6.0%)
    587,000   Avis Europe plc *               1,258
    130,000   Cadbury Schweppes plc           1,165
    350,000   Cookson Group plc               1,346
    490,000   Corporate Services Group plc    1,447
     71,400   DFS Furniture Co. plc             701
     24,200   Doncasters plc ADS *              539
     12,000   Dr. Solomon's Group plc ADR *     243
     75,000   Harvey Nichols plc                347
    255,000   Medeva plc                      1,143
    215,000   National Westminster Bank plc   2,627
     58,000   Northern Ireland Electricity plc  384
    115,300   Reuters Holdings plc            1,294
    176,000   Safeway plc                     1,039
    590,000   Tomkins plc                     2,563
      7,400   Vodafone Group plc ADR            330
    508,000   WPP Group plc                   1,990
                                           --------
                                             18,416
                                           --------

              Venezuela (0.3%)
     22,000   Compania Anonima
               Nacional Telefonos
               De Venezuela ADS *               817
                                           --------

              Other Holdings (0.4%)
  1,072,000   Central European Growth
               Fund plc                       1,175
                                           --------

              Total foreign stocks
               (cost: $172,304)             221,185
                                           --------


PRINCIPAL                                   MARKET
 AMOUNT                                     VALUE
  (000)            SECURITY                 (000)
---------          --------               ---------

                Foreign Bonds (0.5%)
              Japan
$     1,450   MBL International Finance
               (Bermuda) Trust, Convertible
               Notes, 3.00%, 11/30/02
               (cost: $1,486)             $   1,524
                                          ---------

              Total foreign securities
               (cost: $173,790)             222,709
                                          ---------

    NUMBER
   OF SHARES
   ---------

                Domestic Stocks (23.9%)
              Aerospace/Defense (1.6%)
     40,000   B.F. Goodrich Co.               1,720
     16,000   Boeing Co.                      1,684
     21,000   Precision Castparts Corp.       1,313
                                          ---------
                                              4,717
                                          ---------

              Aluminum (0.5%)
     22,000   Aluminum Co. of America         1,620
                                          ---------

              Auto Parts (0.4%)
     28,000   Lear Corp. *                    1,071
                                          ---------

              Automobiles (0.3%)
     25,000   Ford Motor Co.                    938
                                          ---------

              Bank Holding Companies -
                Major Regional (0.5%)
     36,000   SouthTrust Corp.                1,399
                                          ---------

              Bank Holding Companies -
                Money Center (0.5%)
     16,800   Bankers Trust New York
               Corp.                          1,422
                                          ---------

              Beverages -
                Soft Drinks (0.5%)
     40,000   PepsiCo, Inc.                   1,470
                                          ---------

              Biotechnology (0.3%)
     15,000   Amgen, Inc. *                   1,003
                                          ---------

              Brokerage Firms (0.4%)
     26,000   Dean Witter, Discover & Co.     1,072
                                          ---------

              Chemicals (1.3%)
     56,000   Avery Dennison Corp.            2,107
      8,000   Dow Chemical Co.                  667
     28,000   Monsanto Co.                    1,232
                                          ---------
                                              4,006
                                          ---------

              Communication - Equipment
                Manufacturers (1.0%)
     14,500   Cisco Systems, Inc. *             983
     35,133   Lucent Technologies, Inc.       2,235
                                          ---------
                                              3,218
                                          ---------

              Computer Software
                & Service (0.9%)
     14,000   Microsoft Corp. *               1,736
     32,400   Sterling Commerce, Inc. *       1,077
                                          ---------
                                              2,813
                                          ---------

              Containers - Metals
                & Glass (0.4%)
     43,000   Ball Corp.                      1,252
                                          ---------

              Electrical Equipment (.5%)
     25,000   Rockwell International Corp.    1,612
                                          ---------

              Electronics -
                Semiconductors (2.0%)
     22,000   Applied Materials, Inc. *       1,436
     10,000   Intel Corp.                     1,515
     25,000   Motorola, Inc.                  1,659
     59,000   National Semiconductor
               Corp. *                        1,659
                                          ---------
                                              6,269
                                          ---------

              Finance - Consumer (0.3%)
     22,000   Associates First Capital Corp.  1,040
                                          ---------

              Foods (0.4%)
     36,000   Dean Foods Co.                  1,368
                                          ---------

              Gaming Companies (0.2%)
     13,000   Anchor Gaming *                   553
                                          ---------

              Healthcare -
                Diversified (0.4%)
     18,000   Bristol-Myers Squibb Co.        1,321
                                          ---------

              Healthcare - Miscellaneous (1.0%)
     45,800   COHR, Inc. *                      738
     23,300   Total Renal Care
               Holdings, Inc. *                 839
     24,000   United HealthCare Corp.         1,356
                                          ---------
                                              2,933
                                          ---------

              Household Products (0.7%)
     16,000   Procter & Gamble Co.            2,206
                                          ---------

              Insurance -
                Property/Casualty (0.7%)
     15,000   American International
               Group, Inc.                    2,031
                                          ---------

              Machinery - Diversified (1.0%)
     60,000   BW/IP, Inc.                     1,148
     36,000   Deere & Co.                     1,840
                                          ---------
                                              2,988
                                          ---------

              Medical Products
                & Supplies (0.6%)
     16,000   Medtronic, Inc.                 1,184
     19,000   St. Jude Medical, Inc. *          644
                                          ---------
                                              1,828
                                          ---------

              Office Equipment
                & Supplies (0.6%)
     42,000   IKON Office Solutions, Inc.     1,218
     10,100   Xerox Corp.                       684
                                          ---------
                                              1,902
                                          ---------

              Oil - Domestic (0.4%)
     28,000   Unocal Corp.                    1,193
                                          ---------

              Oil - Exploration
                & Production (0.5%)
     45,000   Apache Corp.                    1,541
                                          ---------

              Oil & Gas Drilling (0.3%)
     15,000   Transocean Offshore, Inc.       1,035
                                          ---------

              Oil Well Equipment
                & Service (0.8%)
     30,000   Halliburton Co.                 2,321
                                          ---------

              Paper & Forest Products (0.4%)
     23,000   Kimberly-Clark Corp.            1,153
                                          ---------

              Pollution Control (0.8%)
     32,000   Browning-Ferris
               Industries, Inc.               1,048
     42,000   Waste Management, Inc.          1,333
                                          ---------
                                              2,381
                                          ---------

              Publishing (0.6%)
     42,000   American Greetings Corp.        1,439
     17,000   Dun & Bradstreet Corp.            444
                                          ---------
                                              1,883
                                          ---------

              Restaurants (0.2%)
     40,000   Brinker International, Inc. *     555
                                          ---------

              Retail - General
                Merchandising (0.5%)
     45,702   Dollar General Corp.            1,537
                                          ---------

              Retail - Specialty (0.5%)
     39,700   Abercrombie & Fitch Co. *         690
     60,000   Phillips-Van Heusen Corp.         840
                                          ---------
                                              1,530
                                          ---------

              Specialized Services (0.1%)
     60,000   Leap Group, Inc. *                188
                                          ---------

              Telephones (0.9%)
     55,000   360 Communications Co. *        1,038
     37,000   Sprint Corp.                    1,808
                                          ---------
                                              2,846
                                          ---------

              Tobacco (0.5%)
     24,000   Philip Morris Co., Inc.         1,056
     19,000   RJR Nabisco Holdings Corp.        615
                                          ---------
                                              1,671
                                          ---------

              Transportation -
                Miscellaneous (0.4%)
     45,000   APL Ltd.                        1,361
                                          ---------

              Total domestic stocks
               (cost: $49,903)               73,247
                                          ---------


    Principal                               Market
     Amount                                  Value
     (000)          Security                 (000)
     -----          --------                 -----

    U.S. GOVERNMENT & AGENCY ISSUE
              Discount Note (3.8%)
    $11,685   Federal National Mortgage
               Assn., 5.52%, 6/02/97
               (cost: $11,682)               11,682
                                          ---------

              Total investments
               (cost: $235,375)            $307,638
                                           ========



----------------------
*Non-income producing.



                     PORTFOLIO SUMMARY BY INDUSTRY
                     -----------------------------

          Oil Related                                 8.7 %
          Telecommunications Related                  8.0
          Bank Related                                7.8
          Healthcare Related                          7.7
          Retail Related                              5.1
          Electronics Related                         3.8
          U.S. Government & Agency Issues             3.8
          Auto Parts                                  2.9
          Computer Software & Services                2.9
          Specialized Services                        2.6
          Steel                                       2.5
          Automobiles                                 2.2
          Conglomerates                               2.2
          Manufacturing - Diversified                 2.2
          Electric Power                              2.0
          Beverages - Soft Drinks                     1.9
          Engineering & Construction                  1.9
          Machinery - Diversified                     1.8
          Publishing                                  1.8
          Electrical Equipment                        1.7
          Metals - Miscellaneous                      1.6
          Aerospace / Defense                         1.5
          Building Materials                          1.5
          Chemicals Related                           1.5
          Office Equipment & Supplies                 1.5
          Real Estate                                 1.5
          Broadcasters                                1.2
          Other                                      16.5
                                                    -----
                                                    100.3%
                                                    =====

WORLD GROWTH FUND
NOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADS/ADR -- American Depositary Shares/Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

GDS/GDR -- Global Depositary Shares/Receipts are foreign shares held by a non-U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.


See accompanying notes to financial statements.

WORLD GROWTH FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 1997



Net investment income:
   Income (net of foreign taxes withheld of $484):
      Dividends                                                                               $   4,264
      Interest                                                                                      611
                                                                                              ---------
         Total income                                                                             4,875
                                                                                              ---------
   Expenses:
      Management fees                                                                             1,995
      Transfer agent's fees                                                                         684
      Custodian's fees                                                                              313
      Postage                                                                                        99
      Shareholder reporting fees                                                                     20
      Trustees' fees                                                                                  4
      Registration fees                                                                              38
      Audit fees                                                                                     18
      Legal fees                                                                                      4
      Other                                                                                          26
                                                                                              ---------
         Total expenses                                                                           3,201
                                                                                              ---------
            Net investment income                                                                 1,674
                                                                                              ---------
Netrealized  and  unrealized  gain on  investments  and  foreign  currency:
  Net realized gain (loss) on:
      Investments                                                                                16,932
      Foreign currency transactions                                                                 (44)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                                                23,641
      Translation of assets and liabilities in foreign currencies                                   (14)
                                                                                              ---------
            Net realized and unrealized gain                                                     40,515
                                                                                              ---------
Increase in net assets resulting from operations                                              $  42,189
                                                                                              =========

See accompanying notes to financial statements.



WORLD GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,


                                                                1997              1996
                                                                ----              ----
From operations:
  Net investment income                                       $  1,674         $  2,196
  Net realized gain on investments                              16,932           13,086
  Net realized loss on foreign currency transactions               (44)             (16)
  Change in net unrealized appreciation/depreciation of:
    Investments                                                 23,641           31,375
    Foreign currency translations                                  (14)             (11)
                                                              --------         --------
    Increase in net assets resulting from operations            42,189           46,630
                                                              --------         --------

Distributions to shareholders from:
  Net investment income                                         (2,331)          (1,299)
                                                              --------         --------
  Net realized gains                                           (15,223)          (3,705)
                                                              --------         --------

From capital share transactions:
  Proceeds from shares sold                                     79,486           70,067
  Shares issued for dividends reinvested                        17,378            4,957
  Cost of shares redeemed                                      (81,892)         (50,203)
                                                              --------         --------
    Increase in net assets from capital share transactions      14,972           24,821
                                                              --------         --------
Net increase in net assets                                      39,607           66,447
Net assets:
  Beginning of period                                          267,192          200,745
                                                              --------         --------
  End of period                                               $306,799         $267,192
                                                              ========         ========
Undistributed net investment income included in net assets:
  Beginning of period                                         $  1,639         $    573
                                                              ========         ========
  End of period                                               $  1,048         $  1,639
                                                              ========         ========

Change in shares outstanding:
  Shares sold                                                    5,168            4,996
  Shares issued for dividends reinvested                         1,176              371
  Shares redeemed                                               (5,363)          (3,613)
                                                              --------         --------
    Increase in shares outstanding                                 981            1,754
                                                              ========         ========


See accompanying notes to financial statements.


WORLD GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

May 31, 1997


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this annual report pertains only to the World Growth Fund (the Fund). The Fund's investment objective is capital appreciation.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the latest bid price is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is reguired. As a result of certain permanent differences between book and tax basis accounting for investments in passive foreign investment companies, reclassifications were made to the statementof assets and liabilities at May 31, 1997 to increase accumulated undistributed net investment income by $110,706 and to decrease accumulated net realized gain on investments by $110,706. A similar reclassification was made in 1996 in the amount of $184,506.

C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Foreign currency translations -- The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 13, 1998, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash need, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended May 31, 1997.

(3) DISTRIBUTIONS
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. Distributions of net investmnet income of $.0600 per share, short-term capital gains of $.2842 per share, and long-term capital gains of $.2134 per share, declared and paid in July 1997, are not reflected in the accompanying financial statements.

(4) INVESTMENT TRANSACTIONS
Purchases and sales of securities, excluding short-term securities, for the year ended May 31, 1997 were $133,030,071 and $128,158,729, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 1997 was $81,294,805 and $9,031,921, respectively.

(5) FOREIGN CURRENCY CONTRACTS
A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreigh currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At May 31, 1997, the terms of open foreign currency contracts were as follows (in thousands):



                                 U.S. DOLLAR                          U.S. DOLLAR      UNREALIZED
EXCHANGE      CURRENCY TO BE     VALUE AS OF      CURRENCY TO BE      VALUE AS OF     APPRECIATION
  DATE           DELIVERED         5/31/97           RECEIVED           5/31/97      (DEPRECIATION)
  ----           ---------         -------           --------           -------      --------------
6/02/97     25,010 Japanese Yen    $  215         216 U.S. Dollar       $  216           $  1
6/02/97        407 U.S. Dollar        407        249 British Pound         407              -
6/03/97     13,995 Japanese Yen       120         121 U.s. Dollar          121              1
6/03/97        514 U.S. Dollar        514        315 British Pound         515              1
6/03/97         35 U.S. Dollar         35         22 British Pound          35              -
6/03/97        186 U.S. Dollar        186        114 British Pound         186              -
6/03/97        177 U.S. Dollar        177       296,907 Italian Lira       175             (2)
6/03/97        172 U.S. Dollar        172       289,264 Italian Lira       171             (1)
6/04/97     34,162 Japanese Yen       293         293 U.S. Dollar          293              -
6/04/97        516 U.S. Dollar        516        315 British Pound         515             (1)
6/04/97         36 U.S. Dollar         36         22 British Pound          36              -
6/06/97         35 U.S. Dollar         35         22 British Pound          35              -
6/06/97        280 U.S. Dollar        280        171 British Pound         279             (1)
6/09/97     26,234 Indonesian Rupiah   11          11 U.S. Dollar           11              -
6/09/97         99 U.S. Dollar         99      1,190 Austrian Schilling     99              -
6/09/97         59 U.S. Dollar         59        702 Austrian Schilling     59              -
6/09/97         58 U.S. Dollar         58        693 Austrian Schilling     58              -
6/09/97         37 U.S. Dollar         37        437 Austrian Schilling     37              -
6/30/97        349 U.S. Dollar        349         2,005 French Franc       347             (2)
                                   ------                               ------           ----
                                   $3,599                               $3,595           $ (4)
                                   ======                               ======           ====


(6) TRANSACTIONS WITH MANAGER
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:

                                                                               Eight-month
                                                                              Period Ended    Year Ended
                                            Year Ended May 31,                   May 31,     September 30,
                                            ------------------
                                  1997            1996             1995           1994           1993
                                  ----            ----             ----           ----           ----
Net asset value at
   beginning of period         $    15.50      $    12.96      $    12.71      $    11.80      $   10.00
Net investment income                 .11             .12             .07             .04(b)         .05
Net realized and
   unrealized gain                   2.28            2.73             .46             .93           1.75
Distributions from net
   investment income                 (.14)           (.08)           -               (.01)          -
Distributions of realized
   capital gains                     (.91)           (.23)           (.28)           (.05)          -
                               ----------      ----------      ----------      ----------      ---------
Net asset value at
   end of period               $    16.84      $    15.50      $    12.96      $    12.71      $   11.80
                               ==========      ==========      ==========      ==========      =========

Total return (%) *                  16.52           22.43            4.26            8.25          18.00
Net assets at end
   of period (000)             $  306,799      $  267,192      $  200,745      $  143,367      $  68,818
Ratio of expenses to
   average net assets (%)            1.20            1.27            1.28            1.28(a)        1.70
Ratio of net investment
   income to average
   net assets (%)                     .63             .96             .69             .42(a)         .75
Portfolio turnover (%)              50.02           60.97           58.88           37.64          45.57
Average commission rate
   paid per share (+)          $    .0088      $    .0006

 * Assumes reinvestment of all dividend income and capital gain distributions during the period.
 + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Calculated using weighted average shares.
